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                                                                   EXHIBIT 10(m)
                          EXECUTIVE SEVERANCE AGREEMENT


     AGREEMENT made as of the [EFFECTIVE DATE] by and between Instron Corporation, a Massachusetts corporation with its principal place of business in Canton, Massachusetts (the "Company"), Instron Limited, a company incorporated in England and Wales under Registered No. 662120 whose registered office is at Coronation Road, High Wycombe, Bucks ("Limited") and [NAME OF EXECUTIVE] of [ADDRESS OF EXECUTIVE] (the "Executive").

     1. PURPOSE

     (a) The Board of Directors of the Company considers it essential to the best interest of their stockholders to foster the stability of key management personnel of the Company and its subsidiaries, including Limited. The Board of Directors of the Company recognizes however that, as is the case with many publicly held corporations, the possibility of a Change in Control (as defined in Section 2 hereof) exists and that such possibility and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company, Limited and the Company's stockholders. Therefore, the Board of the Company has determined that appropriate steps should be taken to reenforce and encourage the continued attention and dedication of the members of the management of the Company and of its subsidiaries, including Limited, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a "Change in Control".

     (b) The Board of Directors of Limited, having regard to the wishes of the Board of Directors of the Company, its controlling stockholder, and having regard to its own determination that it is essential to the best interests of its business to foster the stability of its key management personnel has determined to take the following steps to reenforce and encourage the continued attention and dedication of the Executive to his assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control.

     (c) The Company is a party to this Agreement to confirm specifically its approval of these arrangements between its subsidiary, Limited, and the Executive.

     (d) Nothing in this Agreement shall be construed as creating an express or implied contract of employment between the Executive and the Company, and, except as otherwise agreed in writing between the Executive and Limited, this Agreement shall not give the Executive any right to be retained in the employment of Limited.

     2. CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred in any one of the following events:

     (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the


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Securities Exchange Act of 1934 (the "Act")) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

     (b) persons who, as of [EFFECTIVE DATE], constituted the Company's Board (the "Incumbent Board") cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to [EFFECTIVE DATE] whose election was approved by at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Agreement, be considered a member of the Incumbent Board;

     (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

     (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     3. TERMINATING EVENT. A "Terminating Event" shall mean any of the events provided in this Section 3 occurring subsequent to a Change in Control as defined in Section 2:

     (a) termination by Limited of the employment of the Executive with Limited for any reason other than (A) a willful act of dishonesty by the Executive with respect to any matter involving the Company, Limited or any subsidiary or affiliate, or (B) conviction of the Executive of a crime involving moral turpitude, or (C) the gross or willful failure by the Executive to substantially perform the Executive's duties with Limited, or (D) the failure by the Executive to perform his full-time duties with Limited by reason of his death, disability or retirement; provided, however, that a Terminating Event shall not be deemed to have occurred pursuant to this Section 3(a) solely as a result of the Executive being an employee of any direct or indirect successor to the business or assets of Limited or the Company, rather than continuing as an employee of Limited or the Company following a Change in Control. For

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purposes of clauses (A) and (C) of this Section 3(a), no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company, Limited and its subsidiaries and affiliates. For purposes of this Agreement, "disability" shall mean the Executive's incapacity due to physical or mental illness which has caused the Executive to be absent from the full-time performance of his duties with Limited for a period of six (6) consecutive months if Limited shall have given the Executive a Notice of Termination and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of his duties. For purposes of this Agreement, "retirement" shall mean termination of the Executive's employment in accordance with the retirement policies of Limited, not including early retirement, generally applicable to its salaried employees, as in effect immediately prior to the Change in Control, or in accordance with any retirement arrangement established with respect to the Executive with the Executive's express written consent;

     (b) termination by the Executive of the Executive's employment with Limited for Good Reason. Good Reason shall mean the occurrence of any of the following events:

         (i) a substantial adverse change, not consented to by the Executive, in the nature or scope of the Executive's responsibilities, authorities, powers, functions or duties from the responsibilities, authorities, powers, functions or duties exercised by the Executive immediately prior to the Change in Control; or

         (ii) a reduction in the Executive's annual base salary as in effect on the date hereof or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all or substantially all management employees; or

         (iii) the relocation of Limited's offices at which the Executive is principally employed immediately prior to the date of a Change in Control to a location more than fifty (50) miles from such offices, or the requirement by Limited for the Executive to be based anywhere other than Limited's offices at such location, except for required travel on Limited's business to an extent substantially consistent with the Executive's business travel obligations immediately prior to the Change in Control; or

         (iv) the failure by Limited to pay to the Executive any portion of his compensation or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of Limited within fifteen (15) days of the date such compensation is due without prior written consent of the Executive; or

         (v) the failure by the Company or Limited to obtain an effective agreement from any successor to assume and agree to perform this Agreement.

     4. SEVERANCE PAYMENT. In the event a Terminating Event occurs within twenty four (24) months after a Change in Control,

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     (a) Limited shall pay to the Executive an amount equal to two (2) times the
"base amount" (as such term is defined in Section 280G(b)(3) of the United
States Internal Revenue Code of 1986, as amended (the "Code")) applicable to the Executive (the "Base Amount"), payable in one lump-sum payment. Said amount shall be paid no later than thirty-one (31) days following the Date of Termination (as such term is defined in Section 7(b)); and

     (b) Limited shall pay to the Executive all reasonable legal and arbitration fees and expenses incurred by the Executive in successfully obtaining or enforcing any right or benefit provided by this Agreement.

     5. TERM. This Agreement shall take effect on the date first set forth above and shall terminate upon the earlier of (a) the termination by Limited of the employment of the Executive because of (A) a willful act of dishonesty by the Executive with respect to any matter involving the Company, Limited or any subsidiary or affiliate, or (B) conviction of the Executive of a crime involving moral turpitude, or (C) the gross or willful failure by the Executive to substantially perform the Executive's duties with Limited, or (D) the failure by the Executive to perform his full-time duties with Limited by reason of his death, disability (as defined in Section 3(a)) or retirement (as defined in Section 3(a)), (b) the resignation or termination of the Executive for any reason prior to a Change in Control, or (c) the resignation of the Executive after a Change in Control for any reason other than the occurrence of any of the events enumerated in Section 3(b)(i)-(v) of this Agreement.

     6. WITHHOLDING. All payments made by Limited under this Agreement shall be made after deduction of any tax or other amounts required to be withheld by Limited under applicable law.

     7. NOTICE AND DATE OF TERMINATION; DISPUTES; ETC.

     (a) NOTICE OF TERMINATION. After a Change in Control and during the term of this Agreement, any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with this Section
7. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and the Date of Termination. Further, a Notice of Termination pursuant to one or more of clauses (A) through (C) of Section 3(a) hereof is required to include a copy of a resolution duly adopted by the affirmative vote of not less than two-thirds (2/3) of the entire membership of the Board of Directors of Limited at a meeting of the Board (after reasonable notice to the Executive and an opportunity for the Executive, accompanied by the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board of Directors of Limited, the termination met the criteria set forth in one or more of clauses (A) through (C) of Section 3(a) hereof.

     (b) DATE OF TERMINATION. "Date of Termination", with respect to any purported termination of the Executive's employment after a Change in Control and during the term of

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this Agreement, shall mean (i) if the Executive's employment is terminated for disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period) and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination. In the case of a termination by Limited other than a termination pursuant to one or more of clauses (A) through (C) of Section 3(a) (which may be effective immediately), the Date of Termination shall not be less than thirty (30) days after the Notice of Termination is given. In the case of a termination by the Executive, the Date of Termination shall not be less than fifteen (15) days from the date such Notice of Termination is given. Notwithstanding Section 3(a) of this Agreement, in the event that the Executive gives a Notice of Termination to Limited, Limited may unilaterally accelerate the Date of Termination and such acceleration shall not result in a Terminating Event for purposes of Section 3(a) of this Agreement.

     (c) NO MITIGATION. Limited agrees that, if the Executive's employment by Limited is terminated during the term of this Agreement, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by Limited pursuant to Section 4(a) and (b) hereof. Further, the amount of any payment provided for in this Agreement shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company or Limited or otherwise.

     (d) SETTLEMENT AND ARBITRATION OF DISPUTES. Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be subject to the non-exclusive jurisdiction of the High Court of Justice in England and Wales.

     8. ASSIGNMENT; PRIOR AGREEMENTS. No party hereto may make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other parties, and without such consent any attempted transfer shall be null and void and of no effect. This Agreement shall inure to the benefit of and be binding upon the Company, Limited and the Executive, their respective successors, executors, administrators, heirs and permitted assigns. In the event of the Executive's death after a Terminating Event but prior to the completion by Limited of all payments due him under
Section 4(a) and (b) of this Agreement, Limited shall continue such payments to the Executive's beneficiary designated in writing to Limited prior to his death (or to his estate, if the Executive fails to make such designation).

     9. ENFORCEABILITY. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.


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     10. WAIVER. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

     11. NOTICES. Any notices, requests, demands and other communications provided for by this Agreement shall be sufficient if in writing and delivered in person or sent by registered or certified mail, postage prepaid, to the Executive at the last address the Executive has filed in writing with Limited, to the Company at its main office, attention of the Board of Directors, or to Limited at its main office, attention of the Board of Directors.

     12. EFFECT ON OTHER PLANS. An election by the Executive to resign after a Change in Control under the provisions of this Agreement shall not be deemed a voluntary termination of employment by the Executive for the purpose of interpreting the provisions of any of the benefit plans, programs or policies of the Company or Limited. Nothing in this Agreement shall be construed to limit the rights of the Executive under the benefit plans, programs or policies of the Company or Limited except that the Executive shall have no rights to any severance benefits under any severance pay plan.

     13. AMENDMENT. This Agreement may be amended or modified only by a written instrument signed by the Executive and by a duly authorized representative of each of the Company and Limited.

     14. GOVERNING LAW. This contract shall be construed under and be governed in all respects by the laws of England and Wales.

     15. OBLIGATIONS OF SUCCESSORS. In addition to any obligations imposed by law upon any successor to the Company or Limited, the Company or Limited, as the case may be, will use its best efforts to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of its business or assets to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company or Limited, as the case may be, would be required to perform if no such succession had taken place.

     16. CONFIDENTIAL INFORMATION. The Executive shall never use, publish or disclose in a manner adverse to the interests of the Company or Limited, any proprietary or confidential information relating to (a) the business, operations or properties of the Company, Limited or any subsidiary or other affiliate of the Company or Limited, or (b) any materials, processes, business practices, technology, know-how, research, programs, customer lists, customer requirements or other information used in the manufacture, sale or marketing of any of the respective products or services of the Company, Limited or any subsidiary or other affiliate of the Company or Limited; provided, however, that no breach or alleged breach of this Section 16 shall entitle the Company or Limited to fail to comply fully and in a timely manner

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with any other provision hereof. Nothing in this Agreement shall preclude the
Company or Limited from seeking money damages, or equitable relief by injunction or otherwise without the necessity of proving actual damage to the Company or Limited, for any breach by the Executive hereunder.

     IN WITNESS WHEREOF, this Agreement has been executed by the Company and Limited by their duly authorized officers, and by the Executive, as of the date first above written.

                                           INSTRON CORPORATION


                                           By: /s/ James M. McConnell
                                               ---------------------------------
                                               Name:  James M. McConnell
                                               Title: President and CEO


                                           INSTRON LIMITED


                                           By: /s/ Norman Allenby-Smith
                                               ---------------------------------
                                               Name:  Norman Allenby-Smith
                                               Title: Director


                                               [Signed by Executive]
                                                --------------------------------
                                               [Name of Executive]



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                                    SCHEDULE
                                       to
                                  Exhibit 10(m)


          NAME OF EXECUTIVE                           EFFECTIVE DATE

          Catherine Calow                             December 1, 1997

          Steven M. Webb                              December 8, 1997







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